1 Investor Presentation April 2010 Investor Presentation April 2010 EXHIBIT 99.1

Forward-Looking Statements
Forward-Looking Statements
Orexigen cautions you that statements included in this presentation that are not a description of historical facts are forward-looking statements.  Words such as "believes," "anticipates," "plans," "expects," "indicates," "will," "intends," "potential," "suggests,"
"assuming," "designed" and similar expressions are intended to identify forward-looking statements.  These statements are based on the Company's current beliefs and expectations.  These forward-looking statements include statements regarding the efficacy and
Empatic and the commercial and therapeutic potential of Contrave  and  Empatic.  The inclusion of forward-looking statements should not be regarded as a representation by Orexigen that any of its plans will be achieved.  Actual results may differ from those set forth in this presentation due to the risk and uncertainties inherent in the Orexigen business, including, without limitation: additional analyses of data from the clinical trials of Contrave or Empatic may produce negative or inconclusive results, or may be inconsistent with previously announced results or previously conducted clinical trials; the FDA may not agree with the Company’s interpretation of efficacy and safety results; Contrave or Empatic may not receive regulatory approval on a timely basis or at all, and the FDA may require Orexigen to complete additional clinical, non-clinical or other requirements prior to the submission or the approval of NDAs for either product candidate; the potential for adverse safety findings relating to Contrave or Empatic to delay or prevent regulatory approval or commercialization, or result in product liability claims, including serious adverse events that are not characterized by clinical investigators as possibly related to Contrave; the third parties on whom Orexigen relies to assist with the development programs for
Contrave or Empatic, including clinical investigators, contract laboratories, clinical research organizations and manufacturing organizations, may not successfully carry out their contractual duties or obligations or meet expected deadlines, and the quality or accuracy of the data or materials generated by such third parties may be of insufficient quality to include in the Company’s regulatory submissions; the ability of Orexigen and its licensors to obtain, maintain and successfully enforce adequate patent and other intellectual property protection of its product candidates; Orexigen may be unable to enter a collaboration or partnership relating to Contrave for promotion to broader markets on attractive terms or at all; and other risks described in the Company's filings with the Securities and
Exchange Commission.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Orexigen undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.  All forward-looking statements are qualified in their entirety by this cautionary statement.  This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.  Information included herein is based on the Company’s review and evaluation of the clinical data.  All conclusions and determinations contained herein are subject to the
Company’s further analysis of the clinical data.  The ultimate determination of the safety and efficacy of Contrave will be made by the
FDA and other relevant regulatory authorities.
safety of Contrave
®
and Empatic ™, the potential to obtain regulatory approval for, and effectively treat obesity with, Contrave and

Overview
Overview
Strong Fundamentals
Seasoned team in place to build for regulatory, commercial and partnership success
Contrave
®
+ Empatic™ = Obesity franchise
Contrave NDA Submitted in March 2010; Empatic Phase II complete
Compelling commercial plans to reach target-rich segments, partner for broader markets
Strong balance sheet; over $90M in cash at 12/31/09 with modest cash burn
Compelling Products
Contrave
Addresses FDA guidelines for approval
Positioned for first line use, if approved
Strong patent protection (composition and method claims)
Upside life cycle opportunities (e.g. smoking cessation without weight gain)
Empatic
More significant weight loss, different profile, can be positioned complementary
Attractive Markets
New pharmacotherapy tools could enable market transformation from unsatisfied, acute generics to a major therapeutic category
Weight management tools could augment outcomes in cardiometabolic markets

Company Background
Company Background
Founded 2002 by Michael Cowley (OHSU), Eckard Weber (Domain VC)
Model utilizing  rational combinations of existing molecules based on understanding of neural circuits that govern weight management
Designed to circumvent the body’s natural compensatory mechanisms
Synergy in preclinical models resulted in strong IP position for both Contrave, Empatic
Raised approx. $75m in venture capital
Strong VC group consisting of Domain, Kleiner Perkins, Sofinnova, Montreux, BofA/Scale,
Morgenthaler
Original VCs continue to support company
through ownership and board positions
Went public in April 2007
Raised approx. $250m in 3 public offerings (4/07,
1/08, 7/09)
Public shareholder base comprised of blue chip
healthcare investors
Located in La Jolla, CA (~30,000 sf) with approx. 60
employees

U.S. Obesity Rate
50%
40%
30%
20%
10%
0%
1970s
2009
2018

% of Healthcare Costs
25%
20%
15%
10%
5%
0%
2008
2018

The Obesity Epidemic is Increasing Healthcare Costs
to Alarming Levels
The Obesity Epidemic is Increasing Healthcare Costs
to Alarming Levels
. . . Placing increasing cost burden
on the healthcare system
75M
103M
33%
43%
9%
21%
Projected US healthcare
spend due to obesity
16%
US obesity rates
$147B
$344B
The average medical costs for an obese person are
42% higher than for a person of normal weight
Sources:  Centers for Disease Control and Prevention (CDC); Datamonitor, Pipeline & Commercial Insight: Obesity, July 2009; The Future Costs of Obesity: National
and State Estimates of the Impact of Obesity on Direct Health Care Expenses, a collaborative report from United Health Foundation, American Public Health
Association and Partnership for Prevention based on research by K. Thorpe, November 2009; Health Affairs, July 2009
U.S. obesity rates are projected to
continue growing . . .

The Market Needs Safe and Effective Pharmacotherapy
Treatments
The Market Needs Safe and Effective Pharmacotherapy
Treatments
Diet and lifestyle modifications alone seldom achieve sustainable goals
Substantial safety and tolerability concerns and modest weight loss that plateaus have impacted broad use of anti-obesity medications
¹
Optimal treatment provides a balance of sustainable weight loss, safety, and ease of use
– Patient needs are varied – age, gender, menopausal status, comorbidities
– Combination therapies are of particular interest due to the multiple regulatory mechanisms of obesity and the potential for synergistic effects
¹
Diet & lifestyle
modifications
Surgical
Intervention
Need for safe, effective treatments
Need for safe, effective treatments
1. Greenway, et al. Obesity. 2008;17:30-39.

OREXIGEN

Fen-phen TRx Volume
(Millions)
25
20
15
10
5
0
20.6
6.6
1995
1996

Jenny Craig

nutrisystem

alli
alli

There is Clear Demand for an Rx Solution and
Consumers Display a Willingness to Pay
There is Clear Demand for an Rx Solution and
Consumers Display a Willingness to Pay
Americans spend nearly $60B/yr out-
of-pocket on weight loss products
Americans spend nearly $60B/yr out-
of-pocket on weight loss products
Fen-phen experience
demonstrated pent-up demand
for therapeutic options
Fen-phen experience
demonstrated pent-up demand
for therapeutic options
$60/month
$280/month
$50 fee plus
$500/month for food
Nutraceuticals – 1 month supply:
Lipofuze:      $60
Hydroxycut:  $50
3.1x
Source: IMS, NPA; Marketdata Enterprises, Inc., Press Release, February 16, 2009; Orexigen market research 2009

8 Contrave Poised for Regulatory and Commercial Success Contrave Poised for Regulatory and Commercial Success

Scientific Focus: Harness Novel Mechanistic Insights
Using Well-Known & Safe Therapeutics to Treat Obesity
Scientific Focus: Harness Novel Mechanistic Insights
Using Well-Known & Safe Therapeutics to Treat Obesity
Weight loss is difficult
– Diet and exercise often fail
– Compensatory biologic mechanisms exist to conserve energy & body weight
Hypothalamus is at the center of energy homeostasis and weight control
– Neural circuit of the Arcuate nucleus of the hypothalamus (ARH)
• Balances signals for appetite and energy expenditure
– Key neurons in ARH circuit:
• POMC - pro-opiomelanocortin neurons
• NPY/AgRP – Neuropeptide Y/Agouti-related peptide neurons
Orexigen founders discovered new insights into these ARH pathways

Impact Biology:
Increase firing of
POMC neuron to
reduce hunger and
raise metabolism
Impact
Consumption
Behavior:
Modulate reward
system to improve
control of eating
Novel Scientific Rationale for Contrave Addresses
Biology and Behavioral Drivers of Consumption
Novel Scientific Rationale for Contrave Addresses
Biology and Behavioral Drivers of Consumption
Composition of Matter Patent U.S. 7,375,111 Issued – 2025
Methods of Use Patent U.S. 7,462,626 Issued – 2024
Formulations / Packaging / Numerous in Process
Additional Claims
Patents
Patents
POMC
MC-4
ß-Endorphin
-MSH
Bupropion Stimulates
POMC (proopio-
melanocortin) neuron
to initiate weight loss
Naltrexone Prevents
negative feedback
loop to sustain weight
loss

μ
Frequency (Hz)

μ
Frequency (Hz)

μ
μ
Frequency (Hz)

Recordings from M. Cowley; Published in Greenway, et al. Obesity. 2009. BUP = bupropion, NAL = naltrexone
Proving the Hypothesis: Demonstrating Synergy in MOA
Proving the Hypothesis: Demonstrating Synergy in MOA
Sample recordings from hypothalamic POMC cells
-500 0 500 1000 1500
0
2
4
6
8
10
12
10 M BUP + 1 M NAL
Time (sec)
-500 0 500 1000 1500 2000 2500
0
2
4
6
8
10
12
1 M NAL
Time (sec)
-500 0 500 1000 1500 2000
0
2
4
6
8
10
12
10 M BUP
Time (sec)

Mean Percent Change from Baseline
0%
-1%
-2%
-3%
-4%
-5%
-6%
-7%
-8%
-9%
-10%
-11%
-1.1%
-1.7%
-4.0%
-8.0%
-8.8%
-10.7%

Results from Phase 2b Demonstrated Superiority of
the Combination Against Individual Components
Results from Phase 2b Demonstrated Superiority of
the Combination Against Individual Components
Placebo
(Completer N=60)
Nal
(Completer N=33)
Bup
(Completer N=36)
Contrave48
(Completer N=18)
Contrave32
(Completer N=38)
Contrave16
(Completer N=32)
*Weight loss
at 24 weeks
(for comparison only)
Data is for Completer Population
Data is for Completer Population
Composition of Matter Patent U.S. 7,375,111 Issued – 2025
Methods of Use Patent U.S. 7,462,626 Issued – 2024
Additional Claims Numerous in Process
Supporting Robust Claims
Supporting Robust Claims
COMPLETER COMPLETER
Patents
Patents

Contrave Addresses All Elements of FDA Guidance,
NDA Submitted March 2010
Contrave Addresses All Elements of FDA Guidance,
NDA Submitted March 2010
Contrave Contrave
Program Program
(n=4,536) (n=4,536)
Key elements of FDA guidance
Statistical Significance on Co-Primary Weight Loss Endpoints
Efficacy Benchmark
(5% Categorical Response OR 5% Placebo Subtracted AND p<0.05)
Additional Endpoints
Efficacy in Obese Patients with Diabetes
Sufficient Patient Exposures for Evaluation of Safety and
Tolerability (1 year)

Phase III Program Designed for Regulatory and
Commercial Success
Phase III Program Designed for Regulatory and
Commercial Success
Patients Patients
Enrolled Enrolled Key Features
COR – I 1,742 Two doses (Contrave16 and Contrave32)
COR – II 1,496
Contrave32 with re-randomization (Contrave32 or 48) for
non-responders after Week 28
COR-Diabetes 505 Contrave32 in type 2 diabetes
COR-BMOD 793 Contrave32 with intensive behavioral modification
Double blind, placebo controlled 56 week trials with initial titration
Primary endpoints: proportion achieving 5% weight loss and % change body weight
ITT-LOCF: all randomized patients with 1 post-baseline observation while on study drug
Obese patients with BMI 30-45 (kg/m
²
), or 27-45 (kg/m
²
) with co-morbidities
Additional endpoints include markers of cardiometabolic risk, eating control, depression and quality of life
Contrave
Obesity
Research
Common Features

COR-I, COR-II and COR-Diabetes: Baseline
Characteristics and Disposition
COR-I, COR-II and COR-Diabetes: Baseline
Characteristics and Disposition
NB-301 NB-303 NB-304
Average Age 44 44 54
Sex, Female 85% 85% 56%
Race, White 75% 84% 79%
Tobacco Use 34% 37% 46%
Weight (kg) 100 100 106
BMI 36 36 37
Waist Circumference (cm) 109 109 115
Systolic BP (mm Hg) 119 118 125
Diastolic BP (mm Hg) 77 77 77
Pulse 72 71 73
Baseline Hypertension 22% 22% 62%
Baseline Dyslipidemia 51% 55% 84%
Note: Represents baseline characteristics for both Contrave and placebo patients in each trial

Percentage of subjects
≥
≥
≥

Percentage of subjects
≥
≥
≥

0
20
40
60
80
16.4%
48.0%
24.6%
*
*
7.4%
11.9%
*
2.0%
5% 10% 15%
0
20
40
60
80
17.1%
50.5%
28.3%
*
*
5.7%
13.5%
*
2.4%
5% 10% 15%
COR-I and COR-II: Categorical Weight Loss at
Week 56 for ITT
COR-I and COR-II: Categorical Weight Loss at
Week 56 for ITT
Data are for the ITT-LOCF population *P<0.001 vs Placebo. Data on file at Orexigen Therapeutics, Inc.
COR-II: Week 56 data from subjects re-randomized to NB32 is double-weighted to account for the pre-specified exclusion of subjects re-randomized to NB48.
COR-II COR-I
Placebo (N=456) Contrave32 (N=702) Placebo (N=511) Contrave32 (N=471)

OREXIGEN

Percentage of subjects
≥
≥
≥
Percentage of subjects
≥
≥
≥

0
20
40
60
80
23.1%
61.8%
34.5%
*
*
10.7%
17.2%
*
3.1%
5% 10% 15%
0
20
40
60
80
21.7%
64.9%
39.4%
*
*
7.9%
18.9%
*
3.4%
5% 10% 15%
COR-I and COR-II: Categorical Weight Loss at
Week 56 for ITT & Completers
COR-I and COR-II: Categorical Weight Loss at
Week 56 for ITT & Completers
Data are for the completer population and the ITT-LOCF population *P<0.001 vs Placebo. Data on file at Orexigen Therapeutics, Inc.
COR-II: Week 56 data from subjects re-randomized to NB32 is double-weighted to account for the pre-specified exclusion of subjects re-randomized to NB48.
COR-II COR-I
Placebo (N=267) Contrave32 (N=434) Placebo (N=290) Contrave32 (N=296)

Contrave Exceeded FDA Efficacy Benchmark across
the Phase III Program
Contrave Exceeded FDA Efficacy Benchmark across
the Phase III Program
Placebo-ITT Contrave32 -ITT
COR-I COR-Diabetes COR-II COR-BMOD
Efficacy
benchmark
In all of our Phase III trials, Contrave crossed the categorical efficacy benchmark
In COR I, II and COR-Diabetes, with typical diet and exercise, Contrave exceeded the 5% categorical benchmark
In COR-BMOD, with intense behavior modification, Contrave exceeded the 10% categorical benchmark
% %
% of
Patients
Losing
>5% of
Body
Weight
Data are for the ITT population. Data on file at Orexigen Therapeutics, Inc.
COR-II: Week 56 data from subjects re-randomized to NB32 is double-weighted to account for the pre-specified exclusion of subjects re-randomized to NB48.
Key Conclusions

Change from baseline (%)
Change from baseline (%)
Change from baseline (%)
Change from baseline (%)

0 8 16 24 32 40 48 56
-12
-10
-8
-6
-4
-2
0
56
-1.3%
-5.0%*
-6.1%*
-1.9%
-6.8%*
-8.2%*
Week
0 8 16 24 32 40 48 56
-12
-10
-8
-6
-4
-2
0
56
-1.2%
-6.4%*
-1.4%
-8.1%*
Week
0 8 16 24 32 40 48 56
-12
-10
-8
-6
-4
-2
0
56
-5.1%
-9.3%*
-7.3%
-11.5%*
Week
0 8 16 24 32 40 48 56
-12
-10
-8
-6
-4
-2
0
56
-1.8%
-5.1%*
-2.2%
-5.8%*
Week
Placebo Contrave16 Contrave32
ITT-LOCF Observed
ITT-LOCF Observed
ITT-LOCF
Observed
ITT-LOCF Observed
COR-I
COR-
BMOD
COR-II
COR-
Diabetes
Across the Phase 3 Program, Contrave Delivered
Significant Sustained Weight Loss
Across the Phase 3 Program, Contrave Delivered
Significant Sustained Weight Loss
* P<0.001 vs. Placebo; LS mean data; Week 56 data from subjects re-randomized to Contrave32 in COR-II is double-weighted to account for the pre-specified exclusion of subjects re-randomized to Contrave48

Change in excess body weight (%)
Change in excess body weight (%)
Change in excess body weight (%)
Change in excess body weight (%)

COR Program: Excess Weight Loss
COR Program: Excess Weight Loss
-50
-40
-30
-20
-10
0
-30.0%
-6.7%
Placebo
N=290
NB32
N=296
*
-50
-40
-30
-20
-10
0
-31.7%
-4.7%
Placebo
N=267
NB32
N=434
*
-50
-40
-30
-20
-10
0
-41.4%
-25.1%
Placebo+BMOD
N=106
NB32+BMOD
N=301
*
-50
-40
-30
-20
-10
0
-21.5%
-6.7%
Placebo
N=100
NB32
N=175
*
*P<0.001 vs. Placebo; Data on file at Orexigen Therapeutics, Inc.
Data are LS mean ± SE for completers. Excess weight=weight(kg) – 24.9kg/m
²
*height(m
COR-II: Week 56 data from subjects re-randomized to NB32 is double-weighted to account for the pre-specified exclusion of subjects re-randomized to NB48.
COR-I COR-II COR-BMOD COR-Diabetes
²
)

Treatment with Contrave Delivered Expected
Improvements in Markers of Cardiometabolic Risk
Treatment with Contrave Delivered Expected
Improvements in Markers of Cardiometabolic Risk
COR-I COR-II
Placebo
N= 290
Contrave32
N=296
Placebo
N=267
Contrave32
N=434
Waist circumference (cm),
Baseline 109-110 cm
-2.7 ±
0.5
-6.9 ±
0.5*
-2.1 ±
0.5
-7.1 ±
0.4*
Fasting triglycerides (mg/dL)
Baseline 128-132 mg/dL
-3.8 ±
3.5
-19.0 ±
3.4*
+0.5 ±
3.3
-14.8 ±
2.3*
Fasting HDL (mg/dL)
Baseline ~52 mg/dL
-0.1 ±
0.5
+3.5 ±
0.5*
-1.0 ±
0.5
+4.2 ±
0.4*
Fasting LDL (mg/dL)
Baseline 115-121 mg/dL
-2.8 ±
1.4
-4.3 ±
1.3
-2.0 ±
1.5
-6.3 ±
1.1*
hsCRP (mg/L)
Baseline 5.6-6.3 mg/L
-0.5 ±
0.4
-1.6 ±
0.4*
0.0 ±
0.6
-0.7 ±
0.4*
*P<0.05 vs. placebo. P-values for triglycerides and hsCRP are based on log-transformed data. Data is for Completers. Baseline data are means. Change from baseline to Week 56 endpoint data are LSmean±SE. COR-II: Week 56 data from subjects re-randomized to Contrave32 is double-weighted to account for the pre-specified exclusion of subjects re-randomized to Contrave48. Data on file at Orexigen Therapeutics, Inc

More Significant Improvements Were Observed in
High-risk Subgroups
More Significant Improvements Were Observed in
High-risk Subgroups
COR-I COR-II
Placebo NB32 Placebo NB32
Waist circumference, males >102, females >88 cm
Baseline 110-111 cm
-2.8 ±
0.5
(n=282)
-7.1 ±
0.5*
(n=279)
-2.2 ±
0.5
(n=254)
-7.3 ±
0.4*
(n=410)
Fasting triglycerides, 150 mg/dL
Baseline 200-222 mg/dL
-32.0 ±
10.4
(n=82)
-66.3 ±
10.1*
(n=87)
-13.9 ±
10.3
(n=69)
-51.2 ±
6.8*
(n=135)
Fasting HDL, males <40, females <50 mg/dL
Baseline 40-41mg/dL
+1.3 ±
0.7
(n=122)
+5.0 ±
0.7*
(n=121)
+1.3 ±
0.7
(n=117)
+6.2 ±
0.6*
(n=184)
Fasting LDL, 160 mg/dL
Baseline 175-185 mg/dL
-22.5 ±
6.8
(n=29)
-12.8 ±
6.5
(n=31)
-8.0 ±
8.0
(n=26)
-27.3 ±
5.5
(n=44)
hsCRP, >3 mg/L
Baseline 8-9 mg/L
-0.7 ±
0.7
(n=163)
-2.9 ±
0.7*
(n=177)
-1.1 ±
0.9
(n=144)
-1.6 ±
0.6*
(n=261)
*P<0.05 vs. placebo. P-values for triglycerides and hsCRP are based on log transformed data. Data is for Completers in high-risk subgroups. High risk subgroups defined by NHLBI  NCEP ATPIII Guidelines, 2002, and Pearson et al., Circulation, 2003;107;499-511. Baseline data are means. Change from baseline to Week 56 endpoint data are LSmean±SE. COR-II: Week 56 data from subjects re-randomized to NB32 is double-weighted to account for the pre-specified exclusion of subjects re-randomized to NB48. Data on file at Orexigen Therapeutics, Inc.

Contrave Demonstrated Statistically Significant
Benefits in Quality of Life
Contrave Demonstrated Statistically Significant
Benefits in Quality of Life
COR-I
COR-I
COR-II
COR-II
Placebo Placebo Contrave32 Contrave32
ITT-LOCF: Subjects with a baseline and 1 post-baseline weight measurement while on study. Data are LS mean±SE.
*P<0.05 vs. Placebo; Data on file at Orexigen Therapeutics, Inc; These are exploratory endpoints.
a
Mild impairment ,
b
Moderate impairment ,
c
Severe impairment at baseline (Crosby, et
al.
J Clin
Epidem.
2004. 57:1153-1160.)
0
5
10
15
20
TOTAL
b
Physical
Function
c
Self-
esteem
c
Sexual
Life
b
Public
Distress
a
Work
a
*
*
*
*
*
Placebo
Contrave32 Contrave16
0
5
10
15
20
25
TOTAL
b Physical
Function
c
Self-
esteem
Sexual
Life
b
Public
Distress
a
Work
a
*
*
*
*
*
*
*
*
*
*
*
c

Most Common Treatment-Emergent Adverse Events
across COR-I, COR-II and COR-Diabetes
Most Common Treatment-Emergent Adverse Events
across COR-I, COR-II and COR-Diabetes
Note: Represents adverse event experience in trials NB-301, NB-303, NB-304.
‡
Nausea rate for patients not taking Metformin = 27%
NB-301 & NB-303
NB-304
(Diabetes)
Placebo Placebo Contrave Contrave 16 16 Contrave32 Contrave32 Contrave32 Contrave32
Overall Treatment-Emergent
Adverse Events
68-85% 80% 83-86% 90%
Nausea 5%  – 7%  27% 29% – 30% 42%
‡
Constipation 6%  – 7% 16% 16% – 19% 18%
Headache 9% 16% 14% – 18% 14%
Vomiting 2% – 4% 6% 9% – 10% 18%
Upper respiratory infection 10% – 11% 9% 9% – 10% 8%
Insomnia 5% – 7% 6% 8% – 10% 11%
Dizziness 3% – 5% 8% 7% – 9% 12%
Dry mouth 2% – 3% 7% 8% – 9% 6%
Nasopharyngitis 5% - 14% 6% 5% – 8% 8%
Diarrhea 4% - 10% 5% 5% – 6% 16%

Treatment Discontinuations due to Adverse Events
Treatment Discontinuations due to Adverse Events
NB-301 & NB-303
NB-304
(Diabetes)
Placebo Placebo Contrave16 Contrave16 Contrave32 Contrave32 Contrave32 Contrave32
Overall Discontinuation Rate 41% - 50% 51% 46 – 49% 48%
Discontinuation Rate Due to AEs
10% – 15% 22% 20% – 24% 29%
Nausea
+
5% 6% 10%
Headache + 2% 1% – 3% 2%
Dizziness + 2% + +
Vomiting + + + 3%
Depression 0% – 2%
+ + +
Insomnia + + + +
Anxiety + + + +
Diabetes mellitus  (worsened) + + + +
Note: Represents adverse event experience in trials COR-I, COR-II, COR-Diabetes. (> 1% in any arm)
+ + Incidence < 1%

Incidence of Nausea is Mostly Mild to Moderate, Transient
and Occurs Largely in the First Month
Incidence of Nausea is Mostly Mild to Moderate, Transient
and Occurs Largely in the First Month
All Contrave data is combined for COR-I and COR-II
Contrave
N=2134
Placebo
N=1061
0
5
10
15
100
Mild
Moderate
Severe
4 8 12 16 20 24 28 32 36 40 44 48 52 56
Week
0
5
10
15
100
Mild
Moderate
Severe
4 8 12 16 20 24 28 32 36 40 44 48 52 56
Week
Escalation
period
Escalation
period

30
25
20
15
10
5
0
Week 4
Week 12
Week 20
Week 28
Week 36
Week 44
Week 52

30
25
20
15
10
5
0
Week 4
Week 12
Week 20
Week 28
Week 36
Week 44
Week 52

After Completing Dose Escalation Patients Tended to
Remain in Treatment
After Completing Dose Escalation Patients Tended to
Remain in Treatment
Weekly D/C
Rate (%)
Other Reason
Lost to Follow-Up
Insufficient Weight Loss
Adverse Event
Cause of discontinuation
Weekly D/C
Rate (%)
27
All Phase III Contrave Treatment
Groups
All Phase III Placebo Treatment
Groups
Contrave
N=1,594 completed (52%)
Placebo
N= 763 completed (53%)

Safety Experience in COR Program
Safety Experience in COR Program
Cardiovascular  Effects Cardiovascular  Effects
Vital Signs Contrave patients@ 56 weeks:  Mean BP generally unchanged vs. baseline
Placebo patients @ 56 weeks: Mean BP slightly decreased  (~2mm) vs. baseline
Patients losing >5% weight on Contrave had small decreases in BP at endpoint
Contrave treatment did not appear to disrupt the normal circadian BP pattern
Greater reductions in weight correlate with greater reductions in blood pressure
Elevated blood pressure reported as an AE was higher in the diabetic population
(10%) than placebo (4%); D/C for elevated BP on Contrave was uncommon
(<1%)
Pulse There was a slight increase in mean pulse for patients on Contrave (~1 BPM)
compared to negligible change on placebo
Category Category Phase III Program Summary
Serious Adverse Events Attributed to
Contrave
Seven events :  Cholecystitis (2), seizure (2), palpitations (1), paresthesia (1) and vertigo (1)
Cardiovascular SAEs Similar rates between Contrave and placebo; one death on Contrave
Depression and Suicidal Ideation No treatment effects observed.  Suicidal ideation: Placebo (3), Contrave (1)
Labs, ECGs, LFTs No meaningful treatment effects on ECGs or laboratory measures including liver function tests

Empatic
Proven Team for commercialization
Contrave
Deal Structure
Orexigen Partnerability

29 Fundamental Strengths Make Orexigen an Ideal Partner Fundamental Strengths Make Orexigen an Ideal Partner

OREXIGEN®

Empatic
Proven Team for commercialization
Contrave
Deal Structure
Orexigen Partnerability

If Approved, Contrave and Empatic Enable the
Building of a Franchise
If Approved, Contrave and Empatic Enable the
Building of a Franchise
Contrave, if approved, positioned as first line
obesity therapy for broad segments of the
market
Weight management is an important element
of managing existing cardio-metabolic
disease
Multiple potential new indications and
important sub-populations for further study
Obese patients with depression,
dyslipidemia, diabetes, obese smokers,
obese patients with control of eating
issues
Empatic an attractive option; complementary
profile makes for a franchise in obesity

0%
2%
4%
6%
8%
10%
12%
% Weight Loss vs. Baseline

100
90
80
70
60
50
40
30
20
10
0
34.5
39.4
55.2

Patients On Contrave Lost Meaningful Weight – And
Kept It Off
Patients On Contrave Lost Meaningful Weight – And
Kept It Off
% %
% of
Patients
Losing
>10%
of
Body
Weight
COR-I COR-II COR-BMOD
Week 0 Week 14 Week 28 Week 42 Week 56
8.2%
COR-BMOD
COR-I
COR-II
11.5%
One third to one half of patients who stay on Contrave
One third to one half of patients who stay on Contrave
lost at least 10% body weight, which translated into
lost at least 10% body weight, which translated into
average weight loss of ~35lbs
average weight loss of ~35lbs
Avg
loss:
34 lbs
Avg
loss:
35lbs
Avg
loss:
39 lbs
Data are LS mean ±
SE or percentage of subjects for completers.
COR-II: Week 56 data from subjects re-randomized to NB32 is double-weighted to account for the pre-specified exclusion of subjects re-randomized to NB48.
31
COR Program: Observed Case
Weight Loss
COR Program: Categorical
Weight Loss

Contrave is Uniquely Positioned for Significant
Segments of the Obese Population
Contrave is Uniquely Positioned for Significant
Segments of the Obese Population
Has diabetes and/or
dyslipidemia
Has difficulty
controlling eating in
response to food
cravings
Is depressed or has
depressive symptoms
Is female treatment
seeker, often of child
bearing age
62%
62%
63%
63%
73%
73%
50%
50%
A Typical
A Typical
Obese Patient:
Obese Patient:
Sources: Orexigen quantitative market research 2009;  IMS NDTI audit data, 6 months ending 3/09

Diabetes and other Metabolic Risk Factors Improve
with Contrave
Diabetes and other Metabolic Risk Factors Improve
with Contrave
A Typical
A Typical
Obese Patient:
Obese Patient:
Has diabetes and/or
dyslipidemia
Has difficulty
controlling eating in
response to food
cravings
Is depressed or has
depressive symptoms
Is female treatment
seeker, often of child
bearing age
Sources: Orexigen quantitative market research 2009; IMS NDTI audit data, 6 months ending 3/09
62%
62%
63%
63%
50%
50%
73%
73%

Weight Management Must Become A Cornerstone Of
Diabetes Treatment
Weight Management Must Become A Cornerstone Of
Diabetes Treatment
Control
Weight
Compliance of
blood sugar
regulating
meds
Behavior
Modification
There is high awareness that weight
control is extremely important for
people with diabetes
Approximately 80% of people
with diabetes are
overweight/obese*
Many diabetes meds lead to
weight gain
Currently, physicians treat “one leg of
the stool” with meds that specifically
regulate blood sugar
* American Journal of Medicine, V.100 2/96, Pg. 230
Diabetes Diabetes
Management Management
By losing 10 or 15 pounds. . .
People at risk of getting
diabetes can significantly
reduce their odds  -Former HHS
Secretary Tommy Thompson

Diabetic Patients on Contrave Lost Weight and
Improved Glycemic Control
Diabetic Patients on Contrave Lost Weight and
Improved Glycemic Control
Week 0
Placebo-
subtracted
Change in
HbA1c
Body Weight
Improved
1
HbA1c (%) Improved
1
% of Subjects with HbA1c <7.0% Improved
1
% of patients requiring rescue Rx
Improved
1
Fasting HDL
Improved
1
Fasting triglycerides Improved
1
Week 14 Week 28 Week 42 Week 56
Placebo-subtracted HbA1c
Observed Case Analysis (Contrave32)
1
p<0.05 (between Contrave32 and placebo)
ITT-LOCF: all randomized patients with 1 post-baseline observation while on study drug
Data is from COR-Diabetes Phase 3 trial
Key Measures
(ITT-LOCF)

OREXIGEN

COR-I
COR-II
0
-2
-4
-6
-8
Decrease (cm)

8
6
4
2
0
Fasting HDL (mg/dL)
COR-I
COR-II

COR-I
COR-II
0
-20
-40
-60
-80
Fasting Triglycerides (mg/dL)

COR-I
COR-II
0%
-10%
-20%
-30%
-40%
-50%
HS-CRP (%)

Contrave Improved Metabolic Parameters in High Risk
Subgroups
Contrave Improved Metabolic Parameters in High Risk
Subgroups
Waist Circumference
Triglycerides HS-CRP
HDL Cholesterol
P < 0.05
P < 0.05
Placebo
Contrave32
P < 0.05
P < 0.05
P < 0.05
P < 0.05
P < 0.05
P < 0.05
Data is for completers in high-risk subgroups. High risk subgroups defined by ATPIII Guidelines (waist circumference, males >102, females >88 cm;
fasting triglycerides, 150 mg/dL, fasting HDL, males <40, females <50 mg/dL, hsCRP, >3 mg/L).  HS-CRP based on log transformed data
n:  282   279 n: 254   410
n:  82    87 n:  69   135
n:  122   121 n:  117    184
n:  144   261
n:  163   177
>

Contrave is the only Obesity Drug that can Address
Control of Eating in Response to Food Cravings
Contrave is the only Obesity Drug that can Address
Control of Eating in Response to Food Cravings
A Typical
A Typical
Obese Patient:
Obese Patient:
Has diabetes and/or
dyslipidemia
Has difficulty
controlling eating in
response to food
cravings
Is depressed or has
depressive symptoms
Is female treatment
seeker, often of child
bearing age
62%
62%
63%
63%
50%
50%
73%
73%
Sources: Orexigen quantitative market research 2009;  IMS NDTI audit data, 6 months ending 3/09

Both Physicians and Patients Blame Behavior
for Obesity
Both Physicians and Patients Blame Behavior
for Obesity
Patients place much of the blame for
their weight on poor eating habits
100
80
60
40
20
Perceived causes of obesity
Individual choices,
behaviors
Genetics/Heredity
Medical conditions
Half of obese patients self-
identify as having eating
control issues
Half of obese patients
acknowledge they
consume more calories
than they burn
Contrave, with two
constituents approved
for addictive disorders,
may have a unique ability to
help obese patients control
their eating behavior
Source: Orexigen quantitative market research 2008; Harris Interactive, Report on Weight and Obesity in America, June 2007

COR - I
COR - II
-20
-15
-10
-5
0

COR - I
COR - II
-20
-15
-10
-5
0

Contrave Patients Experienced Statistically Significant
Improvements in Eating Control
Contrave Patients Experienced Statistically Significant
Improvements in Eating Control
Question:
How difficult has it
been to control your
eating?
Question:
How difficult has it
been to resist any
food cravings?
*P<0.05 vs. Placebo; ITT-LOCF (all randomized patients with 1 post-baseline observation while on study drug); results are based on measurements using a 100 mm visual analog scale.  N>400 in all groups
Less
More
Contrave32
Placebo
>

Obese With Depressive Symptoms Is An Attractive
Future Opportunity For Contrave
Obese With Depressive Symptoms Is An Attractive
Future Opportunity For Contrave
Has diabetes and/or
dyslipidemia
Has difficulty
controlling eating in
response to food
cravings
Is depressed or has
depressive symptoms
Is female treatment
seeker, often of child
bearing age
A Typical
A Typical
Obese Patient:
Obese Patient:
Sources: Orexigen quantitative market research 2009; IMS NDTI audit data, 6 months ending 3/09
62%
62%
63%
63%
50%
50%
73%
73%

37%
33%
30%
Depressed (diagnosed/treated)
Depressed (signs and symptoms)
Not depressed

% of MDs prescribing selected antidepressants
75%
50%
25%
0%
74%
71%
69%
64%
59%
55%
28%
7%
5%
6%
Wellbutrin
Lexapro
Effexor
Cymbalta
Zoloft
Celexa
Paxil
Pristiq
Prozac
Other

Obesity is Associated with an Increased Risk of
Depression
Obesity is Associated with an Increased Risk of
Depression
Physicians report that
approximately 1/3 of obese
patients are taking
pharmacologic therapy for
depression
Another 1/3 of obese
patients display signs and
symptoms of untreated
depression
Bupropion is already the
antidepressant of choice in
the obese population
Antidepressants in Obese Population
Source:  Orexigen quantitative market research 2009

placebo
bupropion SR
-1.7
-4.4
Mean change from baseline (kg)
Treatment week

placebo
bupropion SR
Mean change from baseline
Treatment Week

Figure 3: Mean change from baseline Beck Depression Inventory (BDI-II) score in patients with a history of major depression [n = 46, bupropion SR; n = 40, placebo; last-observation-carried forward (LOCF) analysis]. ♦, placebo; ■, bupropion SR; $^*p < 0.05$ vs. placebo.

Depression or depressive symptoms exist
in nearly two-thirds of the obese
population* and represents an
opportunity for further study
Bupropion Study in the Obese Depressed
Bupropion Study in the Obese Depressed
•
A 26-week randomized, DBPC study
examining bupropion SR in 422 obese
adults with depressive symptoms
•
Randomized 1:1 to 300mg
Bupropion SR or placebo
•
Baseline BDI-II score of 10-30
•
Study demonstrated weight loss
efficacy as well as improvements in
depressive symptoms and
reductions in some aspects of
hunger and craving
Jain et al., Obesity Research Vol 10 (2002); 1049-1056
* Orexigen market research
Mean change from baseline Beck
Depression Inventory
Mean change from baseline body
weight (ITT)

50
40
30
20
10
0
IDS-SR score

0%
-2%
-4%
-6%
-8%
-10%
Change in Body Weight

Open Label Study: Contrave Reduced Weight and
Depressive Symptoms in Obese Depressed Patients
Open Label Study: Contrave Reduced Weight and
Depressive Symptoms in Obese Depressed Patients
Inventory of Depressive Symptoms
(Observed Case)
Change in Body Weight
(Observed Case)
In a 24-week trial of obese
depressed patients, Contrave
significantly improved
measures of depression
At the same time, patients who
completed the trial lost over
9% of their body weight
In addition, in a Control of Eating
Questionnaire, patients reported
decreases in hunger and cravings,
increased ability to resist cravings
Trial included 25 obese patients with symptoms of major
depression at baseline (IDS-SR total score of >26)
Week 0 Week 12 Week 24
Week 0 Week 12 Week 24
Not depressed
Mildly depressed
Moderately depressed
Severely depressed

≤
40.0+, 6.3%
35.0-39.9, 9.0%
30.0-34.9, 15.9%
27.0- 29.9, 22.0%
25.0-26.9, 16.4%
20.0-24.9, 26.5%

Approximately 5 Million Patients (>50% of Bupropion
Users ) Had a BMI of 27 or Greater
Approximately 5 Million Patients (>50% of Bupropion
Users ) Had a BMI of 27 or Greater
2009 Bupropion Use by BMI
Source: IMS NPA Jan – Dec 2009; SDI/Verispan occurrences of bupropion by BMI, Jan – Dec 2009; bupropion defined as any branded or generic form; 2.6x refill ratio from IMS Health Consulting
19.9,
3.9%
100% = 23.6m TRx

Contrave’s Profile Is Ideally Suited For Obese
Women Of Child-Bearing Age
Contrave’s Profile Is Ideally Suited For Obese
Women Of Child-Bearing Age
A Typical
A Typical
Obese Patient:
Obese Patient:
Has diabetes and/or
dyslipidemia
Has difficulty
controlling eating in
response to food
cravings
Is depressed or has
depressive symptoms
Is female treatment
seeker, often of child
bearing age
Sources: Orexigen quantitative market research 2009; IMS NDTI audit data, 6 months ending 3/09
62%
62%
63%
63%
50%
50%
73%
73%

2009 Obesity TRx Volume (000s)
2,500
2,000
1,500
1,000
500
0
0-19
20-39
40-59
60-64
65+
Female
Male

Contrave may Become the Logical Therapeutic
Choice in Women of Child-bearing Age
Contrave may Become the Logical Therapeutic
Choice in Women of Child-bearing Age
Source:  Orexigen quantitative market research 2008; Food Cravings in Young and Elderly Adults, M. Pelchat,
Appetite, 1997, 28: 103-113; IMS Health, NPA, National Disease and Therapeutic Index
Women are more proactive in
addressing weight
63% of women vs. 40% of
men initiated a conversation
with physician about weight
Women are 2.5x more likely to
have tried an obesity Rx than
men
Research has indicated that women
tend to crave food more than men
Combinations with anti-convulsants
(e.g. Empatic) are expected to
carry a Category X pregnancy
rating
Majority of the obesity RXs today go
to women of child-bearing age
Age (years)

Multiple Potential New Indications and Important
Sub-populations for Further Study
Multiple Potential New Indications and Important
Sub-populations for Further Study
Depressed or has
depressive symptoms
Available obese
population
Obese with diabetes
and/or dyslipidemia
Obese who report
uncontrollable food
cravings
Treatment seeking obese
who are female, often of
child bearing age
43.4M
smokers in
the US
Smokers
63% 63%
50% 50%
73% 73%
62% 62%
Sources:  Orexigen quantitative market research 2009; IMS NDTI audit data, 6 months ending 3/09; CDC, MMWR
  Weekly, Cigarette Smoking Among Adults – United States 2007, November 14, 2008

Chantix WW Sales ($mm)
$1,000
$500
$0
101
883
2006
2007

Smoking Cessation while Reducing Weight Gain Represents
an Attractive Follow-on Indication for Contrave
Smoking Cessation while Reducing Weight Gain Represents
an Attractive Follow-on Indication for Contrave
Numerous studies reveal that post-cessation weight gain is a major barrier for smokers to try quitting and a driver of relapse
Payors and employers are encouraging people to quit and paying for smoking cessation pharmacotherapy
Pfizer’s successful launch of Chantix
®
speaks to the underlying demand in the
market
Chantix has achieved market success
despite typical smoking-related
weight gain
In the pivotal trials for Chantix, patients
on Chantix saw 5.0-6.4lb weight gain
at 12 weeks
Sources: CANCER supplement 1994: 74; 2055-2061; Am J Public Health 1991, Vol. 81, 324-327; Orexigen market research 2009; Pfizer, Inc., 2007 Financial Report;
Pfizer, Inc., Press Release, January 26, 2009; JAMA, July 2006, Vol .296, No 1: 47-55 and 56-63

60%
40%
20%
0%
48.1%
40.7%
Weeks 5-12
Weeks 5-24

10%
5%
0%
-5%
-10%
Week 0
Week 12
Week 24

Contrave POC Study in Obese Smokers:  Compelling
Quit Rates without Typical Weight Gain
Contrave POC Study in Obese Smokers:  Compelling
Quit Rates without Typical Weight Gain
In a 24-week open label trial,
Contrave significantly reduced
cigarette use among obese patients
trying to quit smoking
In contrast to available therapies for
smoking cessation, Contrave was
not associated with clinically
meaningful weight gain
In addition, in a Control of Eating
Questionnaire, the desire to eat
sweet foods was significantly
reduced at both 12 and 24 weeks
(p<0.05)
Sustained Smoking Cessation
Rates
% Change in
Body Weight*
*Data for continuous abstainers from weeks 5 to 24

Empatic
Proven Team for commercialization
Contrave
Deal Structure
Orexigen Partnerability

50 Fundamental Strengths Make Orexigen an Ideal Partner Fundamental Strengths Make Orexigen an Ideal Partner

Placebo
B360
Z120
Empatic120
0%
-1%
-2%
-3%
-4%
-5%
-6%
-7%
-8%
% change in body weight
-1.4%
-2.3%
-3.2%
-6.1%
Placebo
B360
Z360
Empatic360
0%
-1%
-2%
-3%
-4%
-5%
-6%
-7%
-8%
-1.4%
-2.3%
-5.3%
-7.5%

Empatic is More Effective than its Individual Components
Empatic is More Effective than its Individual Components
Empatic120
Mean % Weight Loss (ITT-LOCF)
Empatic360
Mean % Weight Loss (ITT-LOCF)
P<0.001
P<0.001
P<0.001
n=75
n=164 n=158 n=81
n=75 n=81 n=77
n=81
P<0.001
P<0.001
P<0.001

0%
-2%
-4%
-6%
-8%
-10%
-12%
0
4
8
12
16
20
24
Study Week
-1.7%
-7.6%
-9.9%
Placebo
Empatic120
Empatic360

Empatic Demonstrates Early and Progressive Weight Loss
Empatic Demonstrates Early and Progressive Weight Loss
At 24 weeks, Empatic
demonstrates:
Clinically meaningful
weight loss
No evidence of
plateau
Both Empatic doses
appear efficacious and
could provide dosing
flexibility
Note : All differences between Empatic and placebo highly statistically significant at all time points
Observed Case Analysis

Most Common Treatment-Emergent Adverse Events
and Reasons for Discontinuation
Most Common Treatment-Emergent Adverse Events
and Reasons for Discontinuation
Placebo
(N=89)
Empatic120 Empatic120
(N=93) (N=93)
Empatic360 Empatic360
(N=182) (N=182)
Subjects with 1 Treatment-Emergent AE 62.9% 78.5% 83.5%
Headache 3.4% 12.9% 14.8%
Insomnia 4.5% 15.1% 12.1%
Nausea 5.6% 7.5% 12.1%
Constipation 0% 6.5% 12.1%
Note: Data from Safety Population
Overall Discontinuation Rate
40% 42% 40%
Discontinuation due to any adverse event(s) 13.5% 24.7% 23.1%
Insomnia 1.1% 2.2% 1.6%
Headache 0% 2.2% 1.1%
Urticaria 0% 2.2% 0.5%
Nausea 0% 0% 2.2%

Safety Experience with Empatic
Safety Experience with Empatic
Adverse events and laboratory findings appeared to be consistent with the individual components of Empatic
– There were no serious adverse events attributed by investigators to study drug
There were no statistically or clinically meaningful differences between
Empatic and placebo on measures of cognitive function, depression, suicidality or anxiety
Depression, Anxiety and Cognition Measures Outcome
Depression Scale (PHQ-9) Similar to placebo
Anxiety Scale (GAD-7) Similar to placebo
Mental Status Exam (MMSE) Similar to placebo
Cognitive processing (Cog State Battery) Similar to placebo

Empatic Next Steps
Empatic Next Steps
Phase III planning underway to be ready for EOP2
– Benefit of combination therapy proven in Phase 2b
– Comfortable with dose range
– Fast-follower approach ideas to be incorporated into Phase 3 design
– Positioning as complementary program will make Orexigen franchise more competitive
Empatic is an attractive option in our partnership dialog
– Additional late-stage product with complementary profile
– Market leading weight loss potential as a fast follower
– Significant option value in deal structure

Empatic
Proven Team for commercialization
Contrave
Deal Structure
Orexigen Partnerability

56 Fundamental Strengths Make Orexigen an Ideal Partner Fundamental Strengths Make Orexigen an Ideal Partner

Empatic
Proven Team for commercialization
Attractive Products
Deal Structure
Orexigen Partnerability

Orexigen Has Assembled a Proven Team for
Regulatory and Commercial Success
Orexigen Has Assembled a Proven Team for
Regulatory and Commercial Success
Team has been successful delivering:
23 NDAs
15 FDA advisory panels
25 product launches
20 co-promotions and marketing
collaborations
Significant experience with metabolic and
cardiovascular therapeutics

Proven Team for Commercialization
Proven Team for Commercialization
Michael Narachi
President and CEO
20-Year Veteran of Amgen – Including:
GM of Anemia Business Unit
Global Team Leader, Neupogen
Head of Licensing and Business Development
Mark Booth
Chief Commercialization Officer
President, Takeda Pharmaceuticals North America
Senior Commercial Officer, Immunex
and Abbott
Graham Cooper
CFO
Director, Healthcare Investment Banking at
Deutsche Bank
and Alex. Brown
Eduardo Dunayevich, M.D.
CMO
Medical Advisor, Program Phase Neuroscience, Eli Lilly
Jay Hagan
SVP Corporate Development
Managing Director, Amgen Ventures
Head of Corporate Development, Amgen
Dennis Kim, M.D.
SVP Medical Affairs
CMO, Enteromedics
Corporate Strategy, Amylin
Walter Piskorski
VP Technical Ops
VP Manufacturing, Sepracor
Heather Turner
VP and General Counsel
Associate General Counsel, Conor Medsystems
Preston Klassen, M.D.
Head of Global Contrave Program
Nephrology Therapeutic Area Head, Amgen
Dawn Viveash, M.D.
Head of Global Regulatory Affairs
VP Regulatory Affairs and Safety, Amylin
VP, Regulatory Affairs and Safety, Amgen & Immunex
Global Chief Safety Officer, P&U
Whedy Wang, Ph.D.
Head of Global Biomedical Information
VP Biometrics, Gilead, CV Therapeutics
Senior Biostatistician, Roche
Suzanne McDonald
VP Managed Markets
VP, Managed Markets and Government Affairs, Takeda

38%
9%
Physician recall of % obese treated with Rx
Physician's current view of Rx eligible patients
82
29
Avg # Obese patients treated with Rx today
Anticipated # Obese patients physicians will treat 5 years from now with Rx

Script Volume Poised to Expand 3-4x Over the Next Five
Years – Price Shift Provides Additional Upside
Script Volume Poised to Expand 3-4x Over the Next Five
Years – Price Shift Provides Additional Upside
Physicians state they are only
treating a quarter of obese patients
who that they think are candidates
for an obesity Rx
Physicians state they would treat
3x more of their obese patients in 5
years
Market
expansion of 3-
4 fold in 5 years
Within 1 year of the Redux launch, market TRx
volume increased ~3x (‘96 vs. ‘95)
7M 21M
~3x ~3x
4.2X 4.2X
2.8X 2.8X
Source:  IMS, Orexigen Conjoint Market Research January 2010 with 200 PCP, 100 OB/GYN, 50 ENDO

Summary of Orexigen Conjoint Market Research
Summary of Orexigen Conjoint Market Research
The obesity market is poised to expand ~3-4-fold within a few years post-launch of new agents
Market will shift from a largely generic one to a mix of both branded and generic products, thereby dramatically increasing the dollar market size
New agents are predicted to drive the market expansion, with
Contrave expected to establish leading share among new entrants
Contrave’s balance of efficacy and safety resonates with current anti-
obesity prescribers and non-prescribers
Contrave’s differentiated ability to meet the needs of key market segments, if approved, positions it for first-line use and not included in profiles tested, providing additional upside to estimates
– Patients with difficulty controlling eating in response to food cravings
– Patients with depressive symptoms
– Female patients

With Little Current Promotion, a Focused Primary Care
Sales Force is Highly Leveragable in this Space
With Little Current Promotion, a Focused Primary Care
Sales Force is Highly Leveragable in this Space
Diabetes:  Top 8
deciles ~57,000
physicians
Hypercholesterolemia:
Top 7 deciles ~43,000
physicians
Hypertension:  Top
8 deciles ~51,000
physicians
150 reps can
150 reps can
target the ~15K
target the ~15K
obesity
obesity
prescribing
prescribing
physicians
physicians
500 reps can cover
500 reps can cover
the ~40-60K high
the ~40-60K high
prescribers of drugs
prescribers of drugs
for cardiometabolic
for cardiometabolic
diseases
diseases

Pharma partnership:
As few as 500 reps can
build a blockbuster

62

Commercial Strategy:  Leverage Small Number of Motivated
Commercial Strategy:  Leverage Small Number of Motivated
Obesity Treating Physicians, and Go Broader with a Partner
Obesity Treating Physicians, and Go Broader with a Partner
150 rep sales force can reach the
top 7 deciles of current obesity
prescribers
Physicians only treating 14% of
their obese patients today due to
lack of good options
500 rep sales force can
cover top 5 deciles of
current prescribers of
cardiometabolic risk factor
meds
Sources:  Orexigen quantitative market research 2009
Orexigen obesity
specialty sales force:
Rapidly grab the low
hanging fruit

Empatic
Proven Team for commercialization
Contrave
Deal Structure
Orexigen Partnerability

63 Fundamental Strengths Make Orexigen an Ideal Partner Fundamental Strengths Make Orexigen an Ideal Partner

Our Deal Process is on Track
Our Deal Process is on Track
Broad outreach to suitable pharma companies
– Focus on dialog with commercial decision makers
– Structured, competitive process with deliberate timetable to enable partner to accomplish critical launch prep well in advance of approval
Orexigen market research, positioning, segmentation, payer and pricing research, and targeting validates Contrave appeal and sales potential
– Critical element in our discussions to date
Deal structure contemplated
– Back-end loaded deal is attractive for Orexigen and potential partners
– Optionality on geographies and Empatic simplifies decision making
Focusing on pre-approval deal to allow partner to prepare for early launch
– Enables partner to participate in launch at approval, versus lower quality or delayed launch
– Earlier launch has significant advantages in competitive environment

Empatic
Proven Team for commercialization
Contrave
Deal Structure
Orexigen Partnerability

65 Orexigen: An Attractive Partner for Three Key Reasons Orexigen: An Attractive Partner for Three Key Reasons

The Orexigen Opportunity
The Orexigen Opportunity
Obesity: The next big therapeutic opportunity
Orexigen - Only company with two late stage obesity programs
Contrave profile for first-line therapy: Uniquely positioned to meet the needs of the obese patient
Empatic - Complementary to Contrave
Pipeline – A range of differentiated opportunities
Promotional execution: Highly efficient specialty and primary care launch scenarios
Specialty launch: 150 reps can effectively target the current 14k obesity high prescribers
Primary care launch: 500 reps can effectively target the 50k high prescribers of cardiometabolic drugs - a fertile ground for obesity Rx
Partnerability